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                                                                   Exhibit 10.45
                                                                   -------------

                                AMENDMENT NO. 9
                   TO SHAREHOLDERS' AGREEMENT OF KIRIN-AMGEN


     AMENDMENT NO. 9 (this "Amendment") dated December 9,1994 and made effective as of June 14,1994 to the Shareholders' Agreement of Kirin-Amgen dated May 11,1984 (as amended, the "Shareholders' Agreement") among Kirin Brewery Co., Ltd., a Japanese corporation with principal offices located at 26-1, Jingumae, 6-chome, Shibuya-ku, Tokyo, 150-11, Japan ("Kirin"), Amgen Inc., a Delaware corporation with principal offices located at Amgen Center, Thousand Oaks, California 91320 ("Amgen") and Kirin-Amgen, Inc., a Delaware corporation with principal offices located at c/o Amgen Europe AG, Grabenhof, 6010 Kirens, Switzerland ("Kirin-Amgen").

                                    WHEREAS

     WHEREAS, Kirin and Amgen mutually agree that their relationship with respect to EPO and G-CSF has been beneficial to both companies.

    WHEREAS, Kirin and Amgen have each performed extensive research and development and filed patent applications on a growth factor with the activity of thrombopoietin/megakaryocyte growth and differentiation factor ("TPO/MGDF," as further defined in the TPO/MGDF Technology Transfer Agreement effective as of June 14,1994 among Kirin, Amgen and Kirin-Amgen, the "Technology Agreement").

     WHEREAS, Kirin and Amgen now wish to expand their relationship to include the joint development of TPO/MGDF and commercialization of TPO/MGDF Products.

     WHEREAS, this Amendment No. 9 sets forth certain agreements between the parties with respect to TPO/MGDF and the manufacture, production and worldwide commercial sale of TPO/MGDF products.

     NOW THEREFORE, in consideration of the mutual covenants expressed herein and other good and valuable consideration, the parties agree as follows:

1.   TPO/MGDF RESEARCH AND DEVELOPMENT.
     ---------------------------------

     1.01 Research and Development Project. Kirin and Amgen will commence the
          --------------------------------
joint development of TPO/MGDF as set forth in the Research, Development and Technology Disclosure Agreement: TPO/MGDF effective as of June 14,1994 among Kirin, Amgen and Kirin-Amgen (the "Research Agreement"). Kirin and Amgen shall each grant to Kirin-Amgen an exclusive, worldwide, royalty free license to all TPO/MGDF technology developed by such

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party in connection with the Research and Development Project ("Research Project
Technology").

     1.02 Funding. Kirin-Amgen will fund the joint development of TPO/MGDF by
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Kirin and Amgen as set forth in the Research Agreement.

     1.03 Consideration. In consideration of Kirin and Amgen accelerating their
          -------------
respective TPO/MGDF research and development programs and agreeing to engage in a joint development program and in order to fund additional research and development under such programs Kirin-Amgen will pay (i) to Kirin ten million U.S. dollars ($US 10,000,000) and (ii) to Amgen five million U.S. dollars ($US 5,000,000).

2.   LICENSES AND CONSIDERATION.
     --------------------------

          2.01 Licenses to Kirin-Amgen
               -----------------------
          (a)  Kirin. It is agreed that Kirin will grant to Kirin-Amgen an
               -----
     exclusive worldwide royalty free license to the Kirin TPO/MGDF Technology (as defined in the Technology Agreement), the Kirin Core Technology (as defined in the Technology Agreement) and Kirin's interest in the Research Project Technology (as defined in the Technology Agreement) in the Field of Activity (as defined in the Technology Agreement). In exchange for such license, Kirin-Amgen will fund Kirin's future research and development activities as provided in the Research Agreement.

          (b) Amgen. It is agreed that Amgen will grant to Kirin-Amgen an
              -----
     exclusive worldwide royalty free license to the Amgen TPO/MGDF Technology (as defined in the Technology Agreement), the Amgen Core Technology (as defined in the Technology Agreement) and Amgen's interest in the Research Project Technology in the Field of Activity (as defined in the Technology Agreement). In exchange for such license, Kirin-Amgen will fund Amgen's future research and development activities as provided in the Research Agreement.

     2.02 Licenses to Kirin. It is agreed that Kirin-Amgen will grant to Kirin
          -----------------
an exclusive license to the TPO/MGDF Technology (as defined in the Technology Agreement), Kirin Core Technology and Amgen Core Technology in the Kirin Territory (as defined in the TPO/MGDF License Agreement effective as of June 14,1994 between Kirin and Kirin-Amgen). In exchange for such license, Kirin will pay to Kirin-Amgen a royalty equal to two percent (2%) of the sales value of TPO/MGDF Products (as defined in the Technology Agreement) sold by or on behalf of Kirin in the Kirin Territory. This royalty will not be subject to reduction by reason of Kirin's payment of royalties to third parties on TPO/MGDF Products sold in the Kirin Territory.

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     2.03 Licenses to Amgen.
          -----------------
           (a) Amgen Core Territory. It is agreed that Kirin-Amgen will grant to
               --------------------
     Amgen an exclusive license to the TPO/MGDF Technology, Kirin Core Technology and Amgen Core Technology in the United States (its territories and possessions), Canada, Mexico, Australia and New Zealand (the "Amgen Core Territory"). In exchange for the license in the Amgen Core Territory, Amgen will pay to Kirin-Amgen a royalty equal to two percent (2%) of the sales value of TPO/MGDF Products sold by or on behalf of Amgen in the Amgen Core Territory. This royalty will not be subject to reduction by reason of Amgen's payment of royalties to third parties on TPO/MGDF Products sold in the Amgen Core Territory.

          (b) Amen Additional Territory. It is agreed that Kirin-Amgen will
              -------------------------
     grant to Amgen an exclusive license to the TPO/MGDF Technology, Kirin Core Technology and Amgen Core Technology in all European Community and non-European Community European countries (as further defined in the TPO/MGDF License Agreement effective as of June 14,1994 between Kirin-Amgen and Amgen, the "Amgen Additional Territory" and together with the Amgen Core Territory, the "Amgen Territory"). In exchange for the license in the Amgen Additional Territory, Amgen will pay to Kirin-Amgen a royalty equal to ten percent (10%) of the sales value of TPO/MGDF Products sold by or on behalf of Amgen in the Amgen Additional Territory. This royalty will be reduced by fifty percent (50%) of any royalties on TPO/MGDF Products sold in the Amgen Additional Territory payable by Amgen to third parties other than The Trustees of Columbia University in the City of New York pursuant to the License Agreement with Amgen dated June 1,1989 and/or Nycomed Pharma AS pursuant to the License Agreement with Amgen dated January 1,1992, provided, however, that the royalty payable by Amgen to Kirin-Amgen will not be reduced by more than fifty percent (50%) by reason of such third party payments by Amgen.

     2.04 Other Licenses.
          --------------
          (a) Kirin-Amgen Territory. In all countries not included within the
              ---------------------
     Kirin Territory or the Amgen Territory (the "Kirin-Amgen Territory"), Kirin-Amgen will retain the rights to the TPO/MGDF Technology, Kirin Core Technology and Amgen Core Technology granted to Kirin-Amgen in the Technology Agreement. Kirin-Amgen may sublicense the rights to the TPO/MGDF Technology, Kirin Core Technology and Amgen Core Technology to Kirin, Amgen or a third party in such part or parts of the Kirin-Amgen Territory as Kirin-Amgen shall elect. Notwithstanding the foregoing, in no event will Kirin-Amgen sublicense the Kirin Core Technology or Amgen Core Technology to a third party without the consent of Kirin or Amgen, respectively. The goal of any sublicense by Kinn-Amgen of the TPO/MGDF Technology, Amgen Core Technology

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     and/or Kirin Core Technology in the Kirin-Amgen Territory shall be the simultaneous worldwide utilization of the TPO/MGDF Technology.

          (b) Kirin Territory an Amgen Territory.  In the event either Kirin or
              ----------------------------------
     Amgen do not elect to commercialize TPO/MGDF Products in any country in their respective territories, they will notify Kirin-Amgen in writing and upon such notice the licenses to the TPO/MGDF Technology, Kirin Core Technology and Amgen Core Technology granted by Kirin-Amgen to Kirin or Amgen, as the case may be, in such country will terminate. Upon such termination, Kirin with respect to countries in the Amgen Territory in which Amgen has not elected to develop TPO/MGDF Products and Amgen with respect to countries in the Kirin Territory in which Kirin has not elected to develop TPO/MGDF Products, will have the option in their sole discretion on a country by country basis to elect to develop TPO/MGDF Products in such country or countries upon such terms and conditions as Kirin-Amgen shall determine. In the event Kirin or Amgen shall not so elect, Kirin-Amgen may license the TPO/MGDF Technology, Kirin Core Technology and Amgen Core Technology to third parties in such country or countries.

     2.05 Milestones. In addition to the royalty payments set forth above, Amgen
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will pay to Kirin-Amgen progress payments upon the achievement of specified milestones. The progress payments will total six million dollars ($6,000,000) and be payable as set forth in the TPO/MGDF License Agreement effective as of June 14,1994 between Kirin-Amgen and Amgen.

3.   PATENTS.
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          3.01 Filing, Prosecution and Maintenance.
               -----------------------------------

          (a) U.S. Amgen and Kirin will each file and prosecute the patent applications and applications for trademark and copyright registration relating to intellectual property owned or developed by such party and included within the TPO/MGDF Technology in the United States and maintain the resultant patents, trademarks and copyrights. Amgen shall bear the costs and expenses of both Kirin and Amgen associated therewith.

           (b) Kirin Territory. Kirin will file and prosecute the patent
               ---------------
     applications and applications for trademarks and copyright registration, and maintain resultant patents, trademarks and copyrights, included within the TPO/MGDF Technology in the Kirin Territory. Kirin shall bear all costs and expenses associated therewith.

           (c) Amgen Territory. Except as set forth in (a) above, Amgen will
               ---------------
     file and prosecute the patent applications and applications for trademarks and copyright registration, and maintain resultant patents, trademarks and copyrights, included within the TPO/MGDF

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     Technology in the Amgen Territory. The associated costs and expenses will be borne by (i) Amgen with respect to TPO/MGDF Technology in the Amgen Core Territory and (ii) Kirin-Amgen with respect to TPO/MGDF Technology in the Amgen Additional Territory.

           (d) Kirin-Amgen Territory. Kirin-Amgen will file and prosecute the
               ---------------------
     patent applications and applications for trademarks and copyright registration, and maintain resultant patents, trademarks and copyrights, included within the TPO/MGDF Technology in the Kirin-Amgen Territory. Kirin-Amgen shall bear all costs and expenses associated therewith.

           (e) Core Technology. Kirin will file and prosecute the patent
               ---------------
     applications and applications for trademarks and copyright registration, and maintain resultant patents, trademarks and copyrights, included within the Kirin Core Technology worldwide. Kirin shall bear all costs and expenses associated therewith. Amgen will file and prosecute the patent applications and applications for trademarks and copyright registration, and maintain resultant patents, trademarks and copyrights, included within the Amgen Core Technology worldwide. Amgen shall bear all costs and expenses associated therewith.

     3.02 Enforcement.
          -----------

           (a) Kirin Territory. Kirin will enforce the technology included
               ---------------
     within the TPO/MGDF Technology in the Kirin Territory. Kirin shall bear all costs and expenses associated therewith.

           (b) Amgen Territory. Amgen will enforce the technology included
               ---------------
     within the TPO/MGDF Technology in the Amgen Territory. Amgen shall bear all costs and expenses associated therewith.

           (c) Kirin-Amgen Territory. Kirin-Amgen will enforce the technology
               ----------------------
     included within the TPO/MGDF Technology in the Kirin-Amgen Territory. Kirin-Amgen shall bear all costs and expenses associated therewith.

           (d) Core Technology. Kirin will enforce the technology included
               ---------------
     within the Kirin Core Technology worldwide. Kirin shall bear all costs and expenses associated therewith. Amgen will enforce the technology included within the Amgen Core Technology worldwide. Amgen shall bear all costs and expenses associated therewith.

     3.03 Defense.
          -------

          (a) Amgen Territory. Amgen will defend any suitor action claiming
              ---------------
     infringement of any third party patent right through the making, having made, using, selling or having sold TPO/MGDF

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     Products in the Amgen Territory. Amgen shall bear all costs and expenses associated therewith.

           (b) Kirin Territory. Kirin will defend any suit or action claiming
               ---------------
     infringement of any third party patent right through the making, having made, using, selling or having sold TPO/MGDF. Products in the Kirin Territory. Kirin shall bear all costs and expenses associated therewith.

           (c) Kirin-Amgen Territory. Kirin-Amgen will defend any suit or action
               ---------------------
     claiming infringement of any third party patent right through the making, having made, using, selling or having sold TPO/MGDF Products in the Kirin-Amgen Territory. Kirin-Amgen shall bear all costs and expenses associated therewith.


     CONSISTENCY WITH SHAREHOLDERS' AGREEMENT; RATIFICATION.
     -------------------------------------------------------

     4.01 Consistency. The rights and obligations of the parties with respect to
          -----------
this Amendment No. 9 as an expansion of Kirin-Amgen's business opportunities are otherwise consistent with the Shareholders' Agreement.

     4.02 Ratification. All of the terms and conditions of the Shareholders'
          ------------
Agreement as amended by this Amendment No. 9 are hereby ratified and confirmed in all respects.

5.   FURTHER INSTRUMENTS.
     --------------------

     5.01 Further Instruments. Each party hereto agrees to perform any and all
          -------------------
further acts and execute and deliver any and all further instruments which may be reasonable or necessary to carry out the provisions of this Amendment No. 9 and to carry out this further business purpose of Kirin-Amgen.

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     IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed by their duly authorized representatives in the manner legally binding upon them.

                                        Kirin Brewery Co., Ltd.



                                        By:    /s/ T. Sasahara, Ph.D.
                                        Title: Senior Managing Director
                                               President of Pharmaceutical Div.


                                        Amgen, Inc.



                                        By: /s/
                                        Title:


                                        Kirin-Amgen, Inc.



                                        By: /s/ Daryl Hill
                                        Title:

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     IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed by their duly authorized representatives in the manner legally binding upon them.


                                             Kirin Brewery Co.,  Ltd.



                                             By:
                                             Title:



                                             Amgen, Inc.



                                             By: /s/ K. Sharer
                                             Title:


                                             Kirin-Amgen, Inc.



                                             By: /s/
                                             Title: